UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2013

LIFE NUTRITION PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-34274

Delaware	42-1743717
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

20 Broad Street, 7th floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 797-7833

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the Current Report on Form 8-K filed on December 13, 2012 by the Registrant (referred to herein as the “Company”, “we”, “us” and “our”) which reported the signing of a Share Exchange Agreement on December 7, 2012 (the “Original Exchange Agreement”) by and among the Company, ADGS Advisory Limited, a Hong Kong corporation (“ADGS”), and ADGS Advisory (Holding) Limited, a British Virgin Islands corporation (“ADGS Holding”), pursuant to which the Company will acquire 100% of the issued and outstanding capital stock of ADGS, making ADGS a wholly-owned subsidiary of the Company (the “Transaction”). The closing of the Transaction was expected to occur on or before March 31, 2013.

On March 28, 2013, we entered into an amendment (the “First Amendment”) to the Original Exchange Agreement (the Original Exchange Agreement, as amended, is referred to in this report as the “Exchange Agreement”) pursuant to which we agreed to acquire all of the outstanding shares of Almonds Kisses Limited (BVI), a British Virgin Islands company (“Almonds Kisses BVI”), instead of the shares of ADGS on the same terms and conditions set forth in the Exchange Agreement. Almonds Kisses BVI is the owner of 100% of the issued and outstanding capital stock of ADGS. The Original Exchange Agreement incorrectly indicated that such owner was ADGS Holdings.

In addition, on March 28, 2013, the parties to the Exchange Agreement entered into an Extension Agreement (the “Extension Agreement”) extending the closing date of the Transaction to on or before April 15, 2013.

The foregoing descriptions of the First Amendment and the Extension Agreement are qualified in their entirety by the full text of such documents which are filed as Exhibits 10.1 and 10.2, respectively, to this report and incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Share Exchange Agreement dated as of March 28, 2013

10.2	Extension Agreement dated as of March 28, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not historical are forward-looking. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE NUTRITION PRODUCTS, INC. (Registrant)

Dated: April 4, 2013	By:	/s/ Chu Zhanjun
Chu Zhanjun,
Chief Executive Officer and President

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